SECOND AMENDMENT TO
PURCHASE AND CONTRIBUTION AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND CONTRIBUTION AGREEMENT (this “Amendment”), dated as of March 29, 2013, is entered into between FERRO CORPORATION (the “Seller”) and FERRO FINANCE CORPORATION (the “Purchaser”).

RECITALS

1. The Purchaser and the Seller are parties to the Purchase and Contribution Agreement, dated as of June 2, 2009 (as amended, supplemented or otherwise modified through the date hereof, the “Purchase and Contribution Agreement”).

2. Concurrently herewith, the Purchaser, the Seller, PNC Bank, National Association, as agent (in such capacity, the “Agent”) and as issuer of letters of credit, and Market Street Funding LLC are entering into that certain Second Amendment to Amended and Restated Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement Amendment”).

3. Each of the parties hereto desires to amend the Purchase and Contribution Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition shall have the meanings set forth in the Purchase and Contribution Agreement or in the Receivables Purchase Agreement (as defined in the Purchase and Contribution Agreement).

2. Amendments to the Purchase and Contribution Agreement. The Purchase and Contribution Agreement is hereby amended as follows:

(a) Clause (2) of the Preliminary Statements of the Purchase and Contribution is hereby replaced in its entirety with the following:

(2) [Reserved].

(b) The following defined terms set forth in Section 1.01 of the Purchase and Contribution Agreement are hereby deleted in their entirety: (i) “FPL”, (ii) “Ferro Color” and (iii) “First-Step Agreement”.

(c) The definition of “Purchase Price” set forth in Section 1.01 of the Purchase and Contribution Agreement is hereby replaced in its entirety with the following:

“Purchase Price” for any Purchase means an amount equal to the Outstanding Balance of the Receivables that are the subject of such Purchase as set forth in the Seller’s General Trial Balance, minus the Discount for such Purchase.

(d) Section 2.01 of the Purchase and Contribution Agreement is hereby amended to delete the parenthetical “(or originated by FPL or Ferro Color and acquired by the Seller pursuant to the First-Step Agreement)” where it appears therein.

(e) Section 2.02(b) of the Purchase and Contribution Agreement is hereby amended to delete the parenthetical “(or originated by FPL or Ferro Color and acquired by the Seller pursuant to the First-Step Agreement)” where it appears therein.

(f) Section 2.02(d) of the Purchase and Contribution Agreement is hereby amended to delete the parenthetical “(or originated by FPL or Ferro Color and acquired by the Seller)” where it appears therein.

(g) Section 4.01(h) of the Purchase and Contribution Agreement is hereby amended to delete the phrase “, Ferro Color or FPL” where it appears therein.

(h) Section 4.01(j) of the Purchase and Contribution Agreement is hereby amended to delete the phrase “, in favor of the Seller in accordance with the First-Step Agreement” where it appears therein.

(i) Section 4.01(o) of the Purchase and Contribution Agreement is hereby amended to delete the phrase “, Ferro Color and FPL” where it appears therein.

(j) Section 5.01(k) of the Purchase and Contribution Agreement is hereby amended by (i) inserting the word “and” at the end of clause (iii) thereof, (ii) deleting the word “and” at the end of clause (iv) thereof and (iii) deleting clause (v) thereof.

(k) Section 5.01(p) of the Purchase and Contribution Agreement is hereby deleted in its entirety.

(l) Section 5.02 of the Purchase and Contribution Agreement is hereby amended by (i) deleting the number “(i)” where it appears therein and (ii) deleting the phrase “, and (ii) to the extent not covered above, all rights of the Seller to receive monies due or to become due under the First-Step Agreement” where it appears therein.

(m) Section 7.01(h) of the Purchase and Contribution Agreement is hereby replaced in its entirety with the following:

(h) [Intentionally omitted.]

(n) Section 7.01(i) of the Purchase and Contribution Agreement is hereby replaced in its entirety with the following:

(i) the Seller shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to the Purchaser under this Agreement;

3. Representations and Warranties. Each of the Seller and the Purchaser represents and warrants that:

(a) Representations and Warranties. Immediately after giving effect to this Amendment, each representation and warranty made by it in the Purchase and Contribution Agreement and in the other Transaction Documents is true and correct in all material respects as of the date hereof (unless stated to relate solely to an earlier date, in which case such representation or warranty was true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Purchase and Contribution Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Purchase and Contribution Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(c) No Default. Immediately after giving effect to this Amendment, no Event of Termination or Incipient Event of Termination has occurred and is continuing.

4. Effect of Amendment. All provisions of the Purchase and Contribution Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Purchase and Contribution Agreement (or in any other Transaction Document) to the “Purchase and Contribution Agreement”, or to “hereof”, “herein” or words of similar effect referring to the Purchase and Contribution Agreement, shall be deemed to be references to the Purchase and Contribution Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Purchase and Contribution Agreement other than as set forth herein.

5. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof (i) contemporaneously with effectiveness of the Receivables Purchase Agreement Amendment and (ii) upon receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a) counterparts of this Amendment duly executed by each of the parties hereto; and

(b) such other documents, agreements, instruments, and opinions as the Agent may request in connection with this Amendment.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Contribution Agreement, any other Transaction Document or any provision hereof or thereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

FERRO CORPORATION,
as Seller

By: /s/ John T. Bingle
Name: John T. Bingle
Title: Treasurer

FERRO FINANCE CORPORATION,

as Purchaser

By: /s/ John T. Bingle
Name: John T. Bingle
Title: Treasurer

ACKNOWLEDGED AND AGREED:

FERRO CORPORATION,

as Collection Agent

By: /s/ John T. Bingle—
Name: John T. Bingle
Title: Treasurer